                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 7, 2004

                              --------------------

                          DEL GLOBAL TECHNOLOGIES CORP.
                          -----------------------------
               (Exact name of registrant as specified in charter)

           New York                     0-3319                 13-1784308
           --------                     ------                 ----------
  (State or other jurisdiction        (Commission            (IRS Employer
        of incorporation)             File Number)           Identification No.)

          One Commerce Park, Valhalla, NY                         10595
          ----------------------------------------------------------------
      (Address of Principal Executive Offices)                  (Zip Code)

        Registrant's telephone number, including area code (914) 686-3600
                                                           --------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS

            On May 7, 2004,  the  Registrant  announced  that the Securities and
            Exchange Commission has declared effective the Registrant's Form S-3 registration  statement  registering  the  shares  of  common  stock issuable upon exercise of warrants that were issued in settlement of the Registrant's  class action shareholder  lawsuit.  For additional information,  reference  is  made  to the  press  release  which  is
            attached  hereto  as  Exhibit  99.01  and  incorporated   herein  by
            reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (a)  Financial Statements of Business Acquired.

            Not Applicable.

       (b)  Pro Forma Financial Information.

            Not Applicable.

       (c)  Exhibits.

            99.01 Press Release dated May 7, 2004.

                                       2

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DEL GLOBAL TECHNOLOGIES CORP.
                                  -----------------------------
                                          (Registrant)

Date: May 7, 2004                 By:  /s/ Thomas V. Gilboy
                                       ----------------------------------------
                                       Thomas V. Gilboy
                                       Chief Financial Officer

                                       3

                                  EXHIBIT INDEX

          Exhibit No.                      Description
          -----------                      -----------

          99.01                    Press Release dated May 7, 2004

                                       4